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                                                                    EXHIBIT 25.1
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                           --------------------------

                                    FORM T-1

                         STATEMENT OF ELIGIBILITY UNDER
                      THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE
               Check if an Application to Determine Eligibility of
                     a Trustee Pursuant to Section 305(b)(2)
             -------------------------------------------------------

                         U.S. BANK NATIONAL ASSOCIATION
               (Exact name of Trustee as specified in its charter)

                                   31-0841368
                       I.R.S. Employer Identification No.

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

          800 Nicollet Mall
        Minneapolis, Minnesota                                     55402
 (Address of principal executive offices)                        (Zip Code)


                                  Frank Leslie
                         U.S. Bank National Association
                               60 Livingston Avenue
                                St. Paul, MN 55107
                                  (651) 495-3913
            (Name, address and telephone number of agent for service)

                                  iPCS, Inc.(1)
                     (Issuer with respect to the Securities)

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

             Delaware                                             36-4350876
   (State or other jurisdiction of                             (I.R.S. Employer
    incorporation or organization)                            Identification No.)

       1901 North Roselle Road                                       60195
       Schaumburg, IL
(Address of Principal Executive Offices)                           (Zip Code)

                           11.50% SENIOR NOTES DUE 2012
================================================================================

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                           TABLE OF OTHER REGISTRANTS

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-------------------------------------------------------------------------------------------------------------------------
                                                             STATE OF                              PRIMARY STANDARD
                                                          INCORPORATION     I.R. S. EMPLOYER    INDUSTRIAL CLASSIFICATION
EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER     OR ORGANIZATION    IDENTIFICATION NO.        CODE NUMBER
-------------------------------------------------------------------------------------------------------------------------
iPCS Wireless, Inc.                                          Delaware          36-4364612               4812

-------------------------------------------------------------------------------------------------------------------------

iPCS Equipment, Inc.                                         Delaware          36-4364609
-------------------------------------------------------------------------------------------------------------------------

                                 C/O IPCS, INC.
                             1901 NORTH ROSELLE ROAD
                              SCHAUMBURG, IL 60195
                                 (847) 885-2833
         (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING
     AREA CODE, OF EACH OF THE CO-REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)


                                    FORM T-1
                                    --------

ITEM 1. GENERAL INFORMATION. Furnish the following information as to the Trustee.

             a)    NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING
                   AUTHORITY TO WHICH IT IS SUBJECT.
                           Comptroller of the Currency
                           Washington, D.C.

             b)  WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.
                           Yes

ITEM 2.      AFFILIATIONS WITH OBLIGOR.  IF THE OBLIGOR IS AN AFFILIATE OF
             THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.
                  None

ITEMS 3-15   ITEMS 3-15 ARE NOT APPLICABLE BECAUSE TO THE BEST OF THE
             TRUSTEE'S KNOWLEDGE, THE OBLIGOR IS NOT IN DEFAULT UNDER ANY
             INDENTURE FOR WHICH THE TRUSTEE ACTS AS TRUSTEE.

ITEM 16.     LIST OF EXHIBITS:  LIST BELOW ALL EXHIBITS FILED AS A PART OF
             THIS STATEMENT OF ELIGIBILITY AND QUALIFICATION.

             1.  A copy of the Articles of Association of the Trustee.*

             2. A copy of the certificate of authority of the Trustee to commence business.*

             3. A copy of the certificate of authority of the Trustee to exercise corporate trust powers.*

             4.  A copy of the existing bylaws of the Trustee.*

             5.  A copy of each Indenture referred to in Item 4. Not applicable.

                                       2

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             6.  The consent of the Trustee required by Section 321(b) of the
                 Trust Indenture Act of 1939, as amended, attached as Exhibit 6.

             7. Report of Condition of the Trustee as of December 31, 2003, published pursuant to law or the requirements of its supervising or examining authority, attached as Exhibit 7.

             8.  Not applicable.

             9.  Not applicable.


 * Incorporated by reference to Registration Number 333-67188.

                                       3

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                                      NOTE

         The answers to this statement insofar as such answers relate to what persons have been underwriters for any securities of the obligors within three years prior to the date of filing this statement, or what persons are owners of 10% or more of the voting securities of the obligors, or affiliates, are based upon information furnished to the Trustee by the obligors. While the Trustee has no reason to doubt the accuracy of any such information, it cannot accept any responsibility therefor.


                                    SIGNATURE

         Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the Trustee, U.S. BANK NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of St. Paul, State of Minnesota on the 28th of July 2004.

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
                                            U.S. BANK NATIONAL ASSOCIATION

                                            By: /s/ Cauna M. Silva
                                                ------------------------------
                                                Cauna M Silva
                                                Vice President



By: /s/ Cauna M. Silva
    ------------------------------
    Cauna M. Silva
    Vice President


                                       4

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                                    EXHIBIT 6
                                    ---------

                                     CONSENT


         In accordance with Section 321(b) of the Trust Indenture Act of 1939, as amended, the undersigned, U.S. BANK NATIONAL ASSOCIATION hereby consents that reports of examination of the undersigned by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.


Dated:  July 28, 2004


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
                                            U.S. BANK NATIONAL ASSOCIATION

                                            By: /s/ Cauna M. Silva
                                                ------------------------------
                                                Cauna M Silva
                                                Vice President



By: /s/ Cauna M. Silva
    ------------------------------
    Cauna M Silva
    Vice President

                                       5

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                                    EXHIBIT 7
                                    ---------

                         U.S. BANK NATIONAL ASSOCIATION
                        STATEMENT OF FINANCIAL CONDITION
                                AS OF 12/31/2003

                                    ($000'S)


                                                                         12/31/2003
ASSETS
     Cash and Due From Depository Institutions                            $8,631,361
     Federal Reserve Stock                                                         0
     Securities                                                           42,963,396
     Federal Funds                                                         2,585,353
     Loans & Lease Financing Receivables                                 114,718,888
     Fixed Assets                                                          1,911,662
     Intangible Assets                                                    10,254,736
     Other Assets                                                          8,093,654
                                                                        ------------
         TOTAL ASSETS                                                   $189,159,050

LIABILITIES
     Deposits                                                           $128,249,183
     Fed Funds                                                             5,098,404
     Treasury Demand Notes                                                 3,585,132
     Trading Liabilities                                                     213,447
     Other Borrowed Money                                                 21,664,023
     Acceptances                                                             123,996
     Subordinated Notes and Debentures                                     5,953,524
     Other Liabilities                                                     5,173,011
                                                                        ------------
     TOTAL LIABILITIES                                                  $170,060,720

EQUITY
     Minority Interest in Subsidiaries                                    $1,002,595
     Common and Preferred Stock                                               18,200
     Surplus                                                              11,677,397
     Undivided Profits                                                     6,400,138
                                                                        ------------
         TOTAL EQUITY CAPITAL                                            $19,098,330

TOTAL LIABILITIES AND EQUITY CAPITAL                                    $189,159,050

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To the best of the undersigned's determination, as of the date hereof, the above financial information is true and correct.

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
U.S. BANK NATIONAL ASSOCIATION

By: /s/ Cauna M. Silva
    ------------------------------
    Vice President

Date:  July 28, 2004

                                       6